UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

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Definitive Information Statement

MULTISYS LANGUAGE SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

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MULTISYS LANGUAGE SOLUTIONS, INC.

8045 Dolce Volpe Ave.

Las Vegas, NV 89178

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share, held as of the close of business on _______, 2010, by Multisys Language Solutions, Inc., a Nevada corporation (“Multisys”), with respect to certain corporate action.

The purpose of this Information Statement is to notify stockholders of Multisys that, on August 25, 2010, we received a written consent in lieu of a meeting of stockholders from the holders of 3,750,000 shares of common stock (representing 60.9% of the issued and outstanding shares of common stock).  The written consent adopted resolutions approving the potential amendment of Article I of the Articles of Incorporation, changing the name of our company from MULTISYS LANGUAGE SOLUTIONS, INC. to BAKKEN RESOURCES, INC., predicated on the successful completion of the current 2010 private placement.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 13, 2010 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF MULTISYS’ SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTIONS.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF MULTISYS.  THESE ACTIONS ARE EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST TWENTY (20) DAYS AFTER THE MAILING OF THE DEFINITIVE INFORMATION STATEMENT TO THE SHAREHOLDERS OF RECORD.

Our board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

August 25, 2010

/s/ Janelle Edington

Name:  Janelle Edington

Title:    President and Chief Executive Officer

MULTISYS LANGUAGE SOLUTIONS, INC.

8045 Dolce Volpe Ave.

Las Vegas, NV 89178

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share, at the close of business on ________, 2010, of Multisys Language Solutions, Inc., a Nevada corporation (“Multisys”), with respect to the potential amendment of the articles of incorporation to change the corporate name.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders, as of the close of business on March 13, 2010 (the “Record Date”), of the amendment of the articles of incorporation to be taken pursuant to the written consent of stockholders holding a majority of the issued and outstanding shares of Multisys’ common stock.  A majority of the holders of the Multisys common stock has approved the potential amendment of Article I of the Articles of Incorporation, changing the name of our company from MULTISYS LANGUAGE SOLUTIONS, INC. to BAKKEN RESOURCES, INC., predicated on the successful completion of the current 2010 private placement.  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, we decided to proceed with the corporate action by obtaining the written consent of stockholders holding a majority of the voting power.

Who is entitled to notice?

All holders of shares of common stock of record on the close of business on the Record Date are entitled to notice of the corporate name change.

On what corporate matters did the principal stockholders vote?

The stockholders, who hold 60.9% of the total issued and outstanding voting capital stock of Multisys on the Record Date, hold a majority of the issued and outstanding voting capital stock required to vote on the corporate name change.  The stockholders have voted for the following corporate action (the “Action”):

For the approval of an amendment to our articles of incorporation to change the corporate name “Multisys Language Solutions, Inc.” to “Bakken Resources, Inc.”, predicated on the successful completion of the current 2010 private placement.

What vote is required to approve the Actions?

In order to amend the articles of incorporation to change the corporate name, the affirmative vote of a majority of the voting capital stock is required.  On August 25, 2010, stockholders holding a majority of the issued and outstanding shares of common stock signed a written consent in favor of the name change.  Under Section 78.320 of the Nevada Revised Statutes, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because stockholders holding a majority of the issued and outstanding shares of common stock are entitled to cast a vote representing 3,750,000 shares of common stock (which shares are equal to 60.9% of the total issued and outstanding voting capital stock on the Record Date), no action by the minority stockholders in connection with the corporate name change is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, March 13, 2010, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of our executive officers, directors, and director designees, and (iii) our executive officers, directors, and director designees as a group.  As of March 13, 2010, there were 6,157,500 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Janelle Edington, Pres. & CEO(1)	1,500,000 shares	24.4%
Christopher Wetzel, Vice President, Dir. (2)	375,000 shares	6.1%
Raymond Kuh, CFO, Treas, Sec, Dir. (3)	375,000 shares	6.1%
Southwest Consulting Services, Inc. (4) Schottegatweg Oost 9E, Willemstad Curacao, Netherlands Antilles	600,000 shares	9.7%
Executive officers and directors as a group 3 persons (5)	2,250,000 shares	36.5%

(1)	Janelle Edington, President, Chief Executive Officer, and director. The holdings of Janelle Edington include 1,500,000 shares of common stock.
(2)	Christopher Wetzel, Vice President, director. The holdings of Mr. Wetzel include 375,000 shares of common stock.
(3)	Raymond Kuh, Chief Financial Officer, Treasurer, Secretary, and director. The holdings of Mr. Kuh include 375,000 shares of common stock.
(4)	The holdings of this named beneficial holder includes only shares of common stock and do not include any vested derivative securities.
(5)	The holdings of the executive officers and directors as a group include an aggregate of 2,250,000 shares of common stock as of April 6, 2010.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY TO BAKKEN RESOURCES, INC.

On August 24, 2010, our board of directors adopted a resolution declaring it advisable to amend our company’s articles of incorporation to change the name of our company from Multisys Language Solutions, Inc. to Bakken Resources, Inc., predicated on the successful completion of the current 2010 private placement.  On August 25, 2010, we received a written consent in lieu of a meeting of stockholders from the holders of 3,750,000 shares of common stock (which shares are equal to 60.9% of the issued and outstanding shares of common stock) approving the amendment to the Article of Incorporation to change the corporate name if the certain requirement of completing the current 2010 private placement is met.  A copy of the Certificate of Amendment to Articles of Incorporation is attached as Appendix A hereto.

Name Change and Change of the Purpose of the Company

Our current Articles of Incorporation states that the name of our company is Multisys Language Solutions, Inc.

Our Board of Directors unanimously approved, subject to stockholder approval, the Certificate of Amendment to change our name from “Multisys Language Solutions, Inc.” to “Bakken Resources, Inc.”, predicated on the successful completion of the current 2010 private placement, and to expand the scope of the business in which we engage, thereby allowing us to engage in any lawful activity for which may be organized in the State of Nevada.

Stockholder approval for the Certificate of Amendment changing our company’s name was obtained by Written Consent of Stockholders holding at least a majority of our issued and outstanding Common Stock as of the Record Date.

Purpose of Changing the Name of the Company

We intend to change our principal business activity from software marketing to oil and gas exploration.

Multisys is proposing to acquire certain assets from Holms Energy, LLC, by exercising an executed option of an asset purchase agreement, subject to Multisys completing the sale of a minimum number of units in a current private offering.  The assets acquired from Holms Energy, LLC, will be held in Multisys Acquisition, Inc., a wholly-owned subsidiary of Multisys formed for the sole purpose of accomplishing the acquisition of the Holms Energy, LLC, assets efficiently and timely.

In connection with our acquisition of these certain rights, the Board of Directors has determined that the change of our name to “Bakken Resources, Inc.” is in the best interest of stockholders and will more accurately reflect, and allow us to engage in, our anticipated future business operations.

Effective Date of the Action

The Certificate of Amendment effecting the name change will become effective following filing with the Secretary of State of the state of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

Dissenters’ Right of Appraisal

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed corporate name change, and no stockholder is entitled to appraisal of or payment for their shares of common stock pursuant to such action.

No Meeting of Stockholders Required

We are not soliciting any votes with regard to the amendment of the articles of incorporation to change the name of our company to issue shares of our common stock, to change the name of our company, and to authorize changes in our board of directors.  The principal stockholders that have consented to the name change hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the corporation name change.

Vote Obtained

On August 25, 2010, the following persons executed a written consent approving the Action.

NAME	SHARES	%
Janelle Edington	1,500,000	24.36%
Christopher Wetzel	375,000	6.09%
Raymond Kuh	375,000	6.09%
Annette Perini	300,000	4.87%
Sherry Edington	300,000	4.87%
Jerod Edington	300,000	4.87%
Timothy Kuh	300,000	4.87%
McKinley Romero	150,000	2.43%
Tracie Wetzel	150,000	2.43%
TOTAL	3,750,000	60.9%

PROPOSALS BY SECURITY HOLDERS

No security holder has requested us to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director, or director nominee has any substantial interest in the matters to be acted upon, other than his role as an officer, director, or director nominee.  No director has informed us that he intends to oppose the proposed corporate name change to be taken as set forth in this Information Statement.

ADDITIONAL INFORMATION

We file reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information Multisys is required to file pursuant to securities laws.  You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders.  We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us at: 8045 Dolce Volpe Ave., Las Vegas, NV 89178, or by calling us at (702) 499-3990.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS

August 25, 2010

/s/ Janelle Edington

Name:  Janelle Edington

Title:    President and Chief Executive Officer

APPENDIX A

*090201*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MULTISYS LANGUAGE SOLUTIONS, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is amended as follows: The name of the Corporation is Bakken Resources, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: BY MAJORITY CONSENT

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

**X**

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09